Exhibit 32


                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by China Automotive Systems, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended September 30, 2003 (the "Report"), the undersigned do hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                    /s/ HANLIN CHEN
Date:  November 13, 2003                       By:  ----------------------------
                                                    Hanlin Chen
                                                    Chief Executive Officer
                                                    and President



                                                    /s/ DAMING HU
Date:  November 13, 2003                       By:  ----------------------------
                                                    Daming Hu
                                                    Chief Financial Officer